UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 18, 2007

                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                    0-20859                75-2287752
(State or other jurisdiction  (Commission File Number)     (IRS Employer
      of incorporation)                                  Identification No.)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

     On December 18, 2007, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Geron Corporation (the "Company") approved
(a) increases in annual base salaries for 2008 and (b) cash performance bonuses for 2007 for the following principal executive officer, principal financial officer and named executive officers of the Company:

   ----------------------------------------------------------------------
                                           2008                   2007
                                          Salary     New 2008     Cash
   Name and Position                     Increase   Base Salary   Bonus
   ----------------------------------------------------------------------

   ----------------------------------------------------------------------
   Thomas B. Okarma, Ph.D., M.D.
   President and CEO                        $25,000    $535,000  $275,000
   ----------------------------------------------------------------------
   Alan B. Colowick, M.D., M.P.H.
   President, Oncology                      $20,000    $445,000  $172,000
   ----------------------------------------------------------------------
   David L. Greenwood
   Executive Vice President and CFO         $20,000    $415,000  $160,000
   ----------------------------------------------------------------------
   David J. Earp, Ph.D., J.D.
   Senior Vice President, Bus. Dev. and
   Chief Patent Counsel                     $15,000    $325,000  $112,000
   ----------------------------------------------------------------------
   Melissa Kelly Behrs
   Senior Vice President, Oncology          $15,000    $320,000  $110,000
   ----------------------------------------------------------------------
   Jane L. Lebkowski, Ph.D.
   Senior Vice President, Regenerative
   Medicine                                 $15,000    $335,000  $115,000
   ----------------------------------------------------------------------
   Calvin B. Harley, Ph.D.
   Chief Scientific Officer                 $10,000    $315,000   $83,000
   ----------------------------------------------------------------------

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GERON CORPORATION

Date: December 19, 2007                  By: /s/ Thomas B. Okarma
                                            -------------------------------
                                                 Thomas B. Okarma
                                                 President and
                                                 Chief Executive Officer